Exhibit 99.2

NOTICE OF RESIGNATION

EFFECTIVE, this date, I, Michael Friess, hereby resign my position as Director and President and Chief Executive Officer of Implant Technologies, Inc. a Minnesota corporation.

/s/ Michael Friess

Dated this 10 day of July, 2007.